UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      JUNE 10, 2005
                                                       -------------------------

                             WESTPOINT STEVENS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-15381                                          36-3498354
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(Commission File Number)                       (IRS Employer Identification No.)


          507 WEST TENTH STREET
           WEST POINT, GEORGIA                                      31833
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (706) 645-4000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE.

              On June 10, 2005, WestPoint Stevens Inc. and certain of its subsidiaries (collectively, the "Debtors") filed a disclosure statement (the "Disclosure Statement") for the Debtors' Amended Joint Plan (the "Chapter 11 Plan") with the U.S. Bankruptcy Court for the Southern District of New York. A copy of the Disclosure Statement, including the Chapter 11 Plan and the other exhibits to the Disclosure Statement, is attached hereto as Exhibit 99.1.

              The information in this report, including the exhibit hereto, is "furnished" pursuant to Regulation FD and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section.

              The Disclosure Statement contains financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Disclosure Statement is in a format prescribed by the Bankruptcy Code. The Disclosure Statement contains information different from that required in the Debtors' reports pursuant to the Exchange Act, and that information might not be indicative of the Debtors' financial condition or operating results that would be reflected in the Debtors' financial statements or in its reports pursuant to the Exchange Act.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)          Exhibits.

         99.1 Disclosure Statement for the Debtors' Amended Joint Plan under Chapter 11 of the Bankruptcy Code, dated June 10, 2005.







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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WESTPOINT STEVENS INC.

                                       By: /s/ Christopher N. Zodrow
                                           ------------------------------------
                                           Name: Christopher N. Zodrow, Esq.
                                           Title: Vice President and Secretary



Date: June 10, 2005




















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
                                  EXHIBIT INDEX

      EXHIBIT NO.                              DESCRIPTION
      -----------                              -----------

         99.1 Disclosure Statement for the Debtors' Amended Joint Plan under Chapter 11 of the Bankruptcy Code, dated June 10, 2005.























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